SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: December 1, 2005



                             XPENTION GENETICS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-107179                  98-030519
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

10965 Elizabeth Drive, Conifer, CO                           80433
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 908-4900
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))




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This 8-K is an amendment to the 8-K filed January 12, 2006.

Section 8 - Other Events

Item 8.01 Other Events


On December 1, 2005, the Company entered into a Research Agreement with The University of Texas Health Science Center at San Antonio ("UTHSCSA") whereby UTHSCSA agreed to perform for Xpention the research activites for the project entitled "Development of the p65 Immunological Test."

This Agreement replaces the Research Agreement the Company entered into with AMC Cancer Research Center in May 2005, which has been relinquished and cancelled by AMC. The Agreement with UTHSCS will permit the Company to continue its collaboration with Dr. Margaret Hanausek, the principal investigator for the project, who is one of the co-inventors of the p65 technology and who accepted a faculty position at UTHSCSA. The Company will pay $64,306 to UTHSCSA for work performed pursuant to the Agreement.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None


        B.  Exhibits -  10.1 Research Agreement (previously filed)





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 23, 2006              Xpention Genetics, Inc.




                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                        David Kittrell, Director










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